UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

EQM Technologies & Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54750	20-5754991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Carillon Boulevard, Cincinnati, Ohio		45140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 825-7500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2013, Environmental Quality Management, Inc. (“EQ”), EQ Engineers, LLC (“EQE”), and Vertterre Corporation (“Vertterre”, and together with EQ and EQE, the “Borrowers”), each a wholly owned subsidiary of EQM Technologies & Energy, Inc. (the “Company”), entered into a Second Amendment to Loan Agreement (the “Second Amendment”) with First Financial Bank, National Association (“First Financial”), amending the Loan Agreement dated as of September 28, 2012 (as amended, the “Loan Agreement”) among the Borrowers and First Financial.  The Second Amendment provides for the extension of the termination date under the Loan Agreement to April 15, 2015, a consent by First Financial to the Note Modifications (as defined below), and certain other matters.

On December 31, 2013, in connection with the Second Amendment, the Company also entered into an Amended and Restated Guaranty for the benefit of First Financial (the “Amended and Restated Guaranty”) to guaranty the Borrowers’ performance of their obligations under the Loan Agreement.  The Loan Agreement is also supported by pledges of all ownership interests in each of EQ, Vertterre and Vertterre’s subsidiaries, and guaranty and security agreements by Vertterre’s subsidiaries, all for the benefit of First Financial.

The foregoing descriptions of the Second Amendment and Amended and Restated Guaranty are not complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

On December 31, 2013, in connection with the Company’s entry into the Second Amendment, the Company modified all of its outstanding subordinated convertible promissory notes originally issued in private placements on March 15, 2011 (the “March 15 Notes”), May 13, 2011 (the “May 13 Notes”), December 30, 2011 (the “December 30 Notes”) and March 30, 2012 (the “March 2012 Note”, and together with the March 15 Notes, the May 13 Notes and the December 30 Notes, the “Original Notes”), in the aggregate principal amount of $5,047,838, principally in order to (i) extend their maturity dates to April 30, 2015 and (ii) increase the interest rate on their unpaid principal balance to 15% per annum effective upon their respective original maturity dates (the “Note Modifications”).  The other principal terms of the Original Notes remain unchanged.  The Form of Amended and Restated March 15 Note, Form of Amended and Restated May 13 Note, and Form of Amended and Restated December 30 / March 2012 Note are filed herewith as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, and incorporated herein by reference.

On December 31, 2013, in connection with the Note Modifications, the Company also issued to the holder of each Original Note warrants to purchase such number of shares of the Company’s common stock, at an exercise price of $0.25 per share (the “Noteholder Warrants”), equal to (x) 1,000, multiplied by (y) the number of months that such Original Note was extended beyond its original maturity date, multiplied by (z) the quotient of the unpaid principal amount under such Original Note divided by $25,000; with the holders of the Original Notes receiving, in the aggregate, Noteholder Warrants to purchase 1,932,321 shares of the Company’s common stock.  The Form of Noteholder Warrant is filed herewith as Exhibit 4.4 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 to this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
4.1	Form of Amended and Restated March 15 Note.
4.2	Form of Amended and Restated May 13 Note.
4.3	Form of Amended and Restated December 30 / March 2012 Note.
4.4	Form of Noteholder Warrant.
10.1
Second Amendment to Loan Agreement, dated as of December 31, 2013, by and among First Financial Bank, National Association, Environmental Quality Management, Inc., EQ Engineers, LLC and Vertterre Corporation.

10.2	Amended and Restated Guaranty, dated as of December 31, 2013, made by EQM Technologies & Energy, Inc. to and for the benefit of First Financial Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2014	EQM Technologies & Energy, Inc.

	By:	/s/ Robert R. Galvin
Robert R. Galvin Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
4.1	Form of Amended and Restated March 15 Note.
4.2	Form of Amended and Restated May 13 Note.
4.3	Form of Amended and Restated December 30 / March 2012 Note.
4.4	Form of Noteholder Warrant.
10.1
Second Amendment to Loan Agreement, dated as of December 31, 2013, by and among First Financial Bank, National Association, Environmental Quality Management, Inc., EQ Engineers, LLC and Vertterre Corporation.

10.2	Amended and Restated Guaranty, dated as of December 31, 2013, made by EQM Technologies & Energy, Inc. to and for the benefit of First Financial Bank, National Association.